                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------

                        BANCROFT CONVERTIBLE FUND, INC.

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                        BANCROFT CONVERTIBLE FUND, INC.

                65 MADISON AVENUE, MORRISTOWN, NEW JERSEY 07960

                             ---------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD FEBRUARY 3, 1997

                             ---------------------

To The Stockholders:

  The annual meeting of stockholders of Bancroft Convertible Fund, Inc. (the "Company") will be held on Monday, February 3, 1997 at 11:00 a.m. at The Par-sippany Hilton, One Hilton Court, Parsippany, New Jersey 07054 for the follow-ing purposes:

    (1) To elect three directors to serve until the annual meeting of stock-holders in 2000, or until their successors are elected and qualified.

    (2) To ratify or reject the selection of Coopers & Lybrand L.L.P. as in-dependent accountants for the fiscal year ending October 31, 1997.

    (3) To transact such other business as may properly come before the meet-ing.

  Stockholders of record at the close of business on December 26, 1996 are en-titled to vote at the meeting and any adjournments. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meet-ing, please fill in, date, sign and return the proxy in the enclosed envelope which requires no postage if mailed in the United States.

  It is important that you return your signed proxy promptly so that a quorum may be assured.

December 30, 1996
                                                   Thomas H. Dinsmore
                                           Chairman of the Board of Directors

                        BANCROFT CONVERTIBLE FUND, INC.

                65 MADISON AVENUE, MORRISTOWN, NEW JERSEY 07960

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                        ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD FEBRUARY 3, 1997

                             ---------------------

  The accompanying proxy is solicited by the Board of Directors of Bancroft Convertible Fund, Inc. (the "Company"), in connection with the annual meeting of stockholders of the Company to be held at The Parsippany Hilton, One Hilton Court, Parsippany, New Jersey 07054 at 11:00 a.m. local time on February 3, 1997 (the "Annual Meeting"). A stockholder can revoke the proxy prior to its use by appearing at the meeting and voting in person, by giving written notice of such revocation to the Secretary of the Company, or by returning a subse-quently dated proxy. It is expected that the Company's Annual Report and this proxy statement and accompanying proxy will be first sent to stockholders on or about December 30, 1996.

  The cost of soliciting proxies will be borne by the Company. The officers, directors and regular employees of the Company may solicit proxies by tele-phone, telegraph or personal interview. The Company may also pay persons hold-ing stock in their names, or those of their nominees, for their expenses in sending proxies and proxy materials to beneficial owners or principals.

  The Board of Directors has named Thomas H. Dinsmore, Chairman and Chief Ex-ecutive Officer, Jane D. O'Keeffe, President, and Sigmund Levine, Senior Vice President and Secretary of the Company, as proxies. Unless otherwise directed by the accompanying proxy, the proxies will vote for the election of the nomi-nees named below under "Election of Directors" and will vote to ratify the se-lection of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending October 31, 1997. Abstentions and broker non-votes received with respect to any proposal will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes do not count as votes received but have the same effect as casting a vote against a proposal that requires the vote of a majority or other percentage of the shares present at the Annual Meeting, provided a quorum exists.

  The Board of Directors currently knows of no other matters to be presented to the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will vote in accordance with their best judgment. The proxies may propose to adjourn the Annual Meeting to permit further solicita-tion of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting. The proxies will vote in favor of adjournment those proxies which instruct them to vote in favor of any of the proposals to be considered at the ad-journed meeting, and will vote against adjournment those proxies which in-struct them to vote against or to abstain from voting on all of the proposals to be considered at the adjourned meeting. Stockholders will be notified of any adjournment that is later than March 5, 1997.

  Stockholders of record at the close of business on December 26, 1996 (the "Record Date") will be entitled to one vote per share on all business of the Annual Meeting. The Company had 2,950,343 shares of its Common Stock outstand-ing on the Record Date.

                             ELECTION OF DIRECTORS

  The Company's amended Certificate of Incorporation provides for three clas-ses of directors to serve staggered terms, with each class as nearly equal in number as possible. The authorized number of directors is currently fixed at eight, with two of the three classes having three directors and one of the classes having two directors. At each annual meeting of stockholders, direc-tors are elected to succeed those directors whose terms expired and each newly elected director will serve for a three year term.

  For election as directors at the Annual Meeting to be held on February 3, 1997, the Board of Directors has approved the nomination of William A. Benton, Elizabeth C. Bogan and George R. Lieberman to serve as directors until the an-nual meeting of stockholders to be held in 2000. All nominees are currently directors of the Company. A nominee must receive favorable votes from a plu-rality of the shares voting at a meeting at which a quorum is present to be elected. Cumulative voting in the election of directors is not permitted.

  The proxies will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. All nominees have indicated that they are willing to serve as directors. If any of the nominees should become unavailable for election due to events not now known or anticipated, the proxies will vote for such other nominee or nominees as the Board of Directors may recommend, unless the Board reduces the number of directors.

  Information regarding each nominee for director is provided below:

                              (1) PRINCIPAL OCCUPATION OR BUSINESS DURING      SERVED AS
        NOMINEE          AGE PAST FIVE YEARS AND (2) CURRENT DIRECTORSHIPS   DIRECTOR SINCE
        -------          --- --------------------------------------------- ------------------
TERMS EXPIRING IN 2000
William A. Benton         63     (1) Since January 1991, limited           February 17, 1994
                                     partner of Gavin, Benton & Co.
                                     (New York Stock Exchange spe-
                                     cialist firm). Since January
                                     1991, Partner in BE Partners
                                     (small options market maker).
                                     From June 1986 to December 1990,
                                     partner of Benton & Co. (New
                                     York Stock Exchange specialist
                                     firm).
                                 (2) Director of Ellsworth Convert-
                                     ible Growth and Income Fund,
                                     Inc. ("Ellsworth").

                              (1) PRINCIPAL OCCUPATION OR BUSINESS DURING      SERVED AS
        NOMINEE          AGE PAST FIVE YEARS AND (2) CURRENT DIRECTORSHIPS   DIRECTOR SINCE
        -------          --- --------------------------------------------- ------------------
Elizabeth C. Bogan,       52    (1) Since September 1992, Senior Lec-        April 1, 1990
 Ph.D.                              turer in Economics at Princeton
                                    University. From September 1971 to
                                    July 1992, Professor of Economics
                                    at Fairleigh Dickinson University.
                                (2) Director of Ellsworth.
George R. Lieberman       74    (1) Retired. Prior to January 1988,           July 1, 1987
                                    Chief Executive Officer, Lieber-
                                    man-Appalucci (advertising); and
                                    President, Interspace Airport Ad-
                                    vertising (advertising).
                                (2) Director of Ellsworth.

  Information regarding the remaining directors of the Company is provided be-low:

                              (1) PRINCIPAL OCCUPATION OR BUSINESS DURING      SERVED AS
        DIRECTOR         AGE PAST FIVE YEARS AND (2) CURRENT DIRECTORSHIPS   DIRECTOR SINCE
        --------         --- --------------------------------------------- ------------------
TERMS EXPIRING IN 1999
Thomas H. Dinsmore*      43     (1) Since August 1996, Chairman and        November 21, 1985
                                    Chief Executive Officer of the
                                    Company, Ellsworth, and Davis-
                                    Dinsmore Management Company ("Da-
                                    vis-Dinsmore"). From November 1985
                                    to August 1996, President of the
                                    Company. From May 1986 to August
                                    1996, President of Ellsworth.
                                    Since April 1994, Director of Da-
                                    vis-Dinsmore. From August 1988 to
                                    August 1996, President of Davis-
                                    Dinsmore. Since February 1983, Se-
                                    nior Analyst of Davis-Dinsmore.
                                (2) Director of Ellsworth.
Donald M. Halsted, Jr.   69     (1) Since October 1983, self-employed      December 18, 1970
                                    businessman.
                                (2) Director of Ellsworth and Aquarion
                                    Company (water company).
Duncan O. McKee          65     (1) Retired. From April 1988 to Novem-     November 25, 1996
                                    ber 1996, Director Emeritus of the
                                    Company and Ellsworth. Prior to
                                    1988, Partner, Ballard Spahr An-
                                    drews & Ingersoll (law firm).
                                (2) Director of Ellsworth.

                              (1) PRINCIPAL OCCUPATION OR BUSINESS DURING      SERVED AS
        DIRECTOR         AGE PAST FIVE YEARS AND (2) CURRENT DIRECTORSHIPS   DIRECTOR SINCE
        --------         --- --------------------------------------------- ------------------
TERMS EXPIRING IN 1998
Gordon F. Ahalt          68     (1) Since January 1982, President,           April 19, 1982
                                    G.F.A. Inc. (petroleum industry
                                    consulting). Since 1987, Consul-
                                    tant, W.H. Reaves & Co., Inc. (as-
                                    set management).
                                (2) Director of Ellsworth, The Harbin-
                                    ger Group (investments) and Cal
                                    Dive International (diving serv-
                                    ice).
Jane D. O'Keeffe*        41     (1) Since August 1996, President of        November 18, 1995
                                    the Company, Ellsworth, and Davis-
                                    Dinsmore. From February 1996 to
                                    August 1996, Executive Vice Presi-
                                    dent of the Company. From January
                                    1996 to August 1996, Executive
                                    Vice President of Ellsworth. From
                                    April 1994 to February 1996, Vice
                                    President of the Company. From
                                    April 1994 to January 1996, Vice
                                    President of Ellsworth. From April
                                    1994 to August 1996, Executive
                                    Vice President of Davis-Dinsmore.
                                    From October 1988 to March 1994,
                                    Vice President, Fiduciary Trust
                                    International.
                                (2) Director of Ellsworth.

------------
* Mr. Dinsmore is an "interested person" of the Company and Davis-Dinsmore, as defined by the Investment Company Act of 1940, as amended (the "Invest-ment Company Act"), because he is an officer of the Company and an officer, director and holder of more than 5% of the issued and outstanding shares of voting Common Stock of Davis-Dinsmore (the "Class A Stock"). Ms. O'Keeffe is an interested person of the Company and Davis-Dinsmore because she is an officer of the Company and an officer, director and holder of more than 5% of the issued and outstanding shares of the Class A Stock of Davis-Dins-more.

  Directors of the Company, as well as Duncan O. McKee, who served as Director Emeritus of the Company during the past fiscal year, other than affiliated persons of the Company, as a group received aggregate compensation of $45,300 from the Company during its fiscal year ended October 31, 1996. Directors of the Company, other than affiliated persons of the Company, currently receive an annual fee of $2,500, plus $1,000 per board meeting attended plus expenses of attending board meetings and a fee of $100 per meeting of committees of the Board plus expenses for attending committee meetings. Directors do not receive pension or retirement benefits from the Company.

  Set forth below is information regarding the compensation paid during the fiscal year ended October 31, 1996 for each director of the Company:

                                                              TOTAL COMPENSATION
                                       AGGREGATE COMPENSATION  FROM COMPANY AND
                                          FROM COMPANY(1)        ELLSWORTH(2)
                                       ---------------------- ------------------
Thomas H. Dinsmore....................         $  -0-              $   -0-
Jane D. O'Keeffe......................         $  -0-              $   -0-
Gordon F. Ahalt.......................         $7,500              $15,000
William A. Benton.....................         $7,500              $15,100
Elizabeth C. Bogan, Ph.D. ............         $7,600              $15,200
Donald M. Halsted, Jr. ...............         $7,600              $15,200
George R. Lieberman...................         $7,600              $15,100
Duncan O. McKee(3)....................         $7,500              $15,000

--------
(1) Two of the Company's Directors, Mr. Ronald Dinsmore and Dr. C.O. Chichester, passed away during the Company's most recently completed fiscal year. Neither Mr. Dinsmore nor Dr. Chichester received any fees from either the Company or Ellsworth.
(2) Ellsworth is a closed-end investment company that is also advised by Da-vis-Dinsmore.
(3) Mr. McKee received such fees for serving as Director Emeritus of the Com-pany and Ellsworth.

  During the fiscal year ended October 31, 1996, the Board of Directors held seven meetings. At present, the only committees of the Board are the audit committee and the nominating committee. The functions of those committees, their current members and the number of meetings held during the fiscal year ended October 31, 1996 are set forth below. All of the incumbent directors at-tended more than 75% of meetings of the Board and committee meetings held dur-ing such fiscal year.

  Audit Committee. The Board of Directors has an audit committee currently consisting of Messrs. Halsted, Jr. and Lieberman and Dr. Bogan. The audit com-mittee periodically meets with the Company's independent accountants to review the scope of audit examinations of the Company, the Company's accounting poli-cies and procedures and new developments in financial accounting standards ap-plicable to investment companies. The audit committee also reviews the quality and performance of the Company's accounting and financial staff. During the fiscal year ended October 31, 1996, the audit committee met once.

  Nominating Committee. The Board of Directors has a nominating committee cur-rently consisting of Messrs. Halsted, Jr. and Lieberman. This committee was created to recommend individuals for nomination for election at each annual meeting of stockholders. The nominating committee considers and recommends in-dividuals for nomination as directors. The names of potential director candi-dates are drawn from a number of sources, including recommendations from mem-bers of the Board, management and stockholders. Stockholders wishing to recom-mend Board nominees should submit their recommendations in writing to the Sec-retary at the Company's executive offices, with the submitting stockholder's name and address and pertinent information about the proposed nominee similar to that set forth in this proxy statement for Board nominees, including cur-rent principal occupation and employment, principal positions held during the last five years and a list of all companies for which the individual serves as a director. During the fiscal year ended October 31, 1996, the nominating com-mittee met once.

INVESTMENT ADVISER

  Davis-Dinsmore, 65 Madison Avenue, Morristown, New Jersey 07960, serves as the Company's adviser pursuant to an Investment Advisory Agreement dated as of August 1, 1996, which became effective on October 25, 1996. For the Company's fiscal year ended October 31, 1996, pursuant to predecessor Investment Advi-sory Agreements in effect during such period, the Company paid Davis- Dinsmore $583,368 for advisory fees and reimbursed Davis-Dinsmore an additional $25,000 for expenses associated with the Treasurer's office. Davis-Dinsmore also serves as the Company's administrator.

  Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Company, is also Chairman and Chief Executive Officer of and Senior Analyst for Davis-Dinsmore. Mr. Dinsmore owns 40.6% of Davis-Dinsmore's Class A Stock. Jane D. O'Keeffe, President of the Company and Davis-Dinsmore, is the sister of Thomas
H. Dinsmore. Ms. O'Keeffe owns 35.6% of Davis-Dinsmore's Class A Stock. Sigmund Levine, Senior Vice President and Secretary of the Company, is also Treasurer and Secretary of Davis-Dinsmore. H. Tucker Lake, Vice President, Trading of the Company, is the first cousin of Thomas H. Dinsmore and Jane D. O'Keeffe. Gary Levine, Treasurer and Assistant Secretary of the Company, is the son of Sigmund Levine.

             RATIFICATION OR REJECTION OF SELECTION OF ACCOUNTANTS

  The Board of Directors, including a majority of the directors who are not interested persons of the Company or Davis-Dinsmore, has selected Coopers & Lybrand L.L.P. as independent accountants to examine and verify the accounts and securities of the Company for its fiscal year ending October 31, 1997, and to report thereon to the Board and the stockholders. This selection will be submitted for ratification or rejection at the Annual Meeting. It is expected that a representative of Coopers & Lybrand L.L.P. will be present at the An-nual Meeting to respond to appropriate questions of shareholders and to make such statement as may be desired.

  The Board of Directors recommends that you vote FOR ratification of selec-tion of the accountants.

                            ADDITIONAL INFORMATION

EXECUTIVE OFFICERS

  Executive officers of the Company are elected by the Board of Directors and serve at the pleasure of the Board. Such officers do not receive any compensa-tion from the Company for their services. The following table sets forth cer-tain information about executive officers of the Company.

                            OFFICER   POSITION WITH        BUSINESS EXPERIENCE DURING
         NAME           AGE  SINCE     THE COMPANY              PAST FIVE YEARS
         ----           --- -------   -------------        --------------------------
 Thomas H. Dinsmore      43  1983   Chairman and Chief  See page 3 of this proxy state-
                                     Executive Officer  ment.
 Jane D. O'Keeffe        41  1994            President  See page 4 of this proxy state-
                                                        ment.
 Sigmund Levine          72  1982          Senior Vice  Since February 1996, Senior Vice
                                         President and  President of the Company, and
                                             Secretary  since January 1996, Senior Vice
                                                        President of Ellsworth. From
                                                        April 1993 to February 1996, Ex-
                                                        ecutive Vice President, and
                                                        since November 1982, Secretary
                                                        of the Company and Secretary and
                                                        Treasurer of Davis-Dinsmore.
                                                        From November 1982 to April
                                                        1993, Treasurer of the Company.
                                                        From April 1993 to January 1996,
                                                        Executive Vice President, and
                                                        since May 1986, Secretary of
                                                        Ellsworth. From May 1986 to
                                                        April 1993, Treasurer of Ells-
                                                        worth.
 H. Tucker Lake          49  1994      Vice President,  Since April 1994, Vice Presi-
                                               Trading  dent, Trading of the Company and
                                                        of Ellsworth. Prior thereto,
                                                        Sales Associate, Coldwell Bank-
                                                        er, Schlott Realtors.
 Gary Levine             39  1993            Treasurer  Since April 1993, Treasurer of
                                                        the Company and of Ellsworth.
                                                        Since June 1986, Assistant Sec-
                                                        retary of the Company and Ells-
                                                        worth. Since April 1994, Assis-
                                                        tant Secretary and Assistant
                                                        Treasurer of Davis-Dinsmore.

SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth certain information regarding the ownership of the Company's shares of Common Stock by directors and officers of the Com-pany:

                                                                     SHARES OF
                                                                   COMPANY OWNED
                                                                   BENEFICIALLY
                                                                   DECEMBER 26,
                                                                       1996*
                                                                   -------------
   Gordon F. Ahalt................................................       551
   William A. Benton..............................................     1,219
   Elizabeth C. Bogan, Ph.D. .....................................     5,138
   Thomas H. Dinsmore.............................................     4,459(1)
   Donald M. Halsted, Jr. ........................................     1,835(2)
   George R. Lieberman............................................       821
   Jane D. O'Keeffe...............................................     3,148
   Duncan O. McKee................................................     1,031
   Sigmund Levine.................................................       690
   H. Tucker Lake.................................................       109(3)
   Gary I. Levine.................................................       454

--------
 * Represents for each director less than 1% of the outstanding shares of Com-mon Stock of the Company. As of December 26, 1996, directors and officers of the Company beneficially owned in the aggregate 19,455 shares of Common Stock of the Company representing approximately 0.7% of the shares out-standing. Except as otherwise indicated, each director and officer pos-sessed sole investment and voting power with respect to shares of Common Stock beneficially owned.
(1) Includes 897 shares of Common Stock as to which Mr. Dinsmore possessed shared investment and voting power and 1,775 shares of Common Stock as to which Mr. Dinsmore possessed shared investment power. The number of shares of Common Stock of the Company owned by Mr. Dinsmore does not include
    1,425 shares owned by his wife, as to which shares Mr. Dinsmore disclaims beneficial ownership.
(2) Does not include 949 shares owned by the estate of Mr. Halsted's late wife, as to which shares Mr. Halsted disclaims beneficial ownership. Mr. Halsted is the sole executor of such estate.
(3) Includes 109 shares of Common Stock as to which Mr. Lake possessed shared investment and voting power.

PRINCIPAL HOLDERS OF THE COMPANY'S STOCK

  The Company knows of no beneficial owners of more than 5% of the Company's outstanding Common Stock.

CERTAIN TRANSACTIONS.

  Peter Finnican is the brother-in-law of both Thomas H. Dinsmore, Chairman and Chief Executive Officer of each of the Company, Ellsworth, and Davis-Dins-more, and Jane D. O'Keefe, President of each of the Company, Ellsworth, and Davis-Dinmore. Mr. Finnican is a partner of Forum Capital Markets, L.P. (the "Forum Group") a broker/dealer located at 53 Forest Avenue, Old Greenwich, Connecticut. Mr. Finnican's ownership interest in the Forum Group equals ap-proximately 6%.

  During the fiscal year ended October 31, 1996, the Company acquired $1,025,000 of securities from the Forum Group in transactions in which the Fo-rum Group acted as principal.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, Section 30(f) of the Investment Company Act, and the regulations of the Securities and Exchange Commission thereunder require the Company's officers and directors and direct or indirect beneficial owners of more than 10% of the Company's Common Stock, as well as Davis-Dinsmore, its directors and officers and certain of its other affiliated persons (collectively, "Reporting Persons"), to file initial re-ports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Reporting Persons are required to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it and written representations, the Company believes that all filing requirements ap-plicable to the Reporting Persons have been complied with during the fiscal year ended October 31, 1996, except that (i) Davis-Dinsmore did not file a Form 3 upon commencement of its activities as investment adviser to the Com-pany in 1971 and did not separately report on Form 4 1,000 shares of the Com-pany it purchased in 1994, as well as additional shares acquired upon rein-vestment of dividends and distributions, until November 19, 1996 when it filed a Form 5 (which was 5 days late), and Mrs. Jean Dinsmore did not file a Form 3 in January 1982 as a result of her position as a director of Davis-Dinsmore and did not separately report on Form 4 433 shares of the Company she pur-chased in 1988, as well as additional shares acquired upon reinvestment of dividends and distributions, until November 11, 1996 when she filed a Form 3 and November 13, 1996 when she filed a Form 5, although in each case all such shares had previously been reported on Section 16(a) forms that had been filed by Mr. Ronald Dinsmore (now deceased), who at such dates was the primary owner of Davis-Dinsmore and the husband of Mrs. Jean Dinsmore; and (ii) Mrs. Sally Finnican, who was appointed a director of Davis-Dinsmore on September 26, 1996, filed a Form 3 one month late.

                             STOCKHOLDER PROPOSALS

  To be considered for inclusion in the Company's proxy statement and proxy for the 1998 annual meeting of stockholders, stockholder proposals must be re-ceived no later than September 1, 1997.

                                OTHER BUSINESS

  The management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement.

                                           By order of the Board of Directors,

                                                   Thomas H. Dinsmore
                                           Chairman of the Board of Directors

December 30, 1996.

--------------------------------------------------------------------------------

                        BANCROFT CONVERTIBLE FUND, INC.

                  Annual Meeting to be held February 3, 1997

       This Proxy is being solicited on behalf of the Board of Directors


    The undersigned appoints Thomas H. Dinsmore, Jane D. O'Keeffe, and Sigmund Levine, and each of them, attorneys and proxies, with power of substitution in each, to vote and act on behalf of the undersigned at the annual meeting of stockholders of Bancroft Convertible Fund, Inc. (the "Company") at The Parsippany Hilton, One Hilton Court, Parsippany, New Jersey 07054 on February 3, 1997 at 11:00 a.m., and at all adjournments, according to the number of shares of Common Stock which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse hereof, this proxy is given WITH authority to vote for the directors listed, and FOR the proposal to ratify the Board's selection of accountants.


           PLEASE FILL IN, DATE AND SIGN THE PROXY ON THE OTHER SIDE
              AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE


--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE









--------------------------------------------------------------------------------

                                                         Please mark
                                                       your votes as    [X]
                                                        indicated in
                                                        this example

1. Election as directors of all nominees listed below for the terms specified in the proxy statement.

                  FOR all nominees                   WITHHOLD
           listed (except as marked to the           AUTHORITY
            contrary in the space provided)    to vote for all nominees

                       [_]                              [_]

   Board of Directors nominees: William A. Benton, Elizabeth C. Bogan and George
   R. Lieberman.

   (INSTRUCTION: To Withhold Authority to vote for any individual nominee, write that nominee's name in the space provided below.)

   --------------------------------------------------------------------

            The Board of Directors recommends voting "FOR" Proposal 2.

2.  Proposal to Ratify selection of accountants.

        FOR            AGAINST           ABSTAIN
        [_]              [_]               [_]

    Signature(s)                                               Date
                 ------------------------------------------         ------------

    NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                            .FOLD AND DETACH HERE.



                        BANCROFT CONVERTIBLE FUND, INC.

YOUR VOTE IS IMPORTANT TO US, PLEASE FILL IN, DATE AND SIGN YOUR PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE.